FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

   Date of Report (Date of earliest event reported) May 31, 2000.


                    DCI Telecommunications, Inc.
  -----------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
----------------------------------------------------------------
(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                   611 Access Road, Stratford, CT 06615
      -------------------------------------------------------------
              (Address of principal executive offices)

  Registrant's telephone number, including area code:(203) 380-0910


  -----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Item 5. Other Events

On  May  31,  2000,  Larry  Shatsoff resigned  as  Co-President  and
Director of DCI Telecommunications, Inc. Mr. Shatsoff left the company to pursue other business opportunities.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DCI TELECOMMUNICATIONS, Inc.

By: /s/ John J. Adams
----------------------------
Name: John J. Adams
Title: President
Date: June 15, 2000